UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

July 30, 2009

Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA                        000-32505                        91-2103949

(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

L&L Enters into Agreement with Hon Shen Coal

L & L International Holdings, Inc. (the Registrant, “L&L”) executed an agreement effective July 16, 2009 with Hon Shen Coal Company (“Hon Shen”), located in Yunnan Province, China, and acquired a sixty five percent (65%) controlling interest in two Hon Shen coal washing facilities. The two acquired plants have a combined annual coal washing capacity of 300,000 tons: a newly constructed 210,000-ton coal washing plant using Dense Medium Separation (DMS) technology, and an existing 90,000-ton plant using jig separation technology.

Total consideration of the 65% controlling interest is RMB 10,000,000 with RMB 1,000,000 paid upon execution of the contract, and the remainder to be paid in installments within one year.

Hon Shen Coal Company has two distinctive operations: 1) in coal washing and 2) coking manufacturing. L&L will integrate Hon Shen coal washing into its existing coal mining operations, located in the same area of Yunnan Province. When feasible, L&L will purchase the equity of Hon Shen washing facilities in the future.

A translation of the contract is hereby filed with the SEC, as an exhibit. The original executed document in Chinese is maintained in L&L’s corporate office.

Forward-looking Statement:

Safe Harbor Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: This document contains “forward-looking” statements, which are not historical facts, but are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects and proposed new products, services, developments or business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “will”, “continue” and other similar terms and phrases, including references to assumptions. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to changes and to inherent known and unknown risks and uncertainties. We do not intend, and undertake no obligation, to update our forward-looking statements to reflect future events or circumstances.

Section 9 – Financial Statements and Exhibits See the signed contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC.

By: /S/ Dickson Lee

Date: July 30, 2009

Dickson Lee, CEO

Exhibit: (Translation from a Chinese contract)

Contract Regarding Capital Increase and Cooperation

between

L&L International Holdings, Inc. and Luxi County Hon Shen Coal Co.

Contract #: 20090716002

Party A: L&L International Holdings, Inc. (“L&L”)

State of Incorporation: Nevada

Legal Representative: Dickson V. Lee

Phone Number: 001- (206) - 624-8065

Party B: Luxi County Hon Shen Coal Co Ltd

Address: Banqiao village, the old town of Luxi

Legal Representative: Wang FuChang

Phone Number: 0873-6944573

Party A: L&L International Holdings, Inc. in the US (“L&L”) is a US publicly traded company incorporated in Nevada, established in 1995. L&L has engaged in coal and neo-energy business for more than three years and received a trading symbol-“LLFH” in January 28, 2008. With its strength in finance and financial resources, L&L is willing to acquire Party B’s equity stock, to consolidate business in a cooperative manner for listing on a main board, increasing profits in financial statements and enhance share value, to achieve a win-win situation between the Parties. Party B may retain some of its equity stock and managerial structure and continue its existing operation.

Party B is a company registered Luxi County, Yunnan, holding two independent operations: 1) coal wash facilities and 2) coking facilities; has been in the coal business for many years with notable increase of annual sales and profit. Party B is willing to utilize Party A’s financing strength to expand its existing business to enhance profitability. Party B’s business operations include: wash of raw coal into clean coal, coking production, sales and production of coke, coke nuts, cleaned fine coal, coal tar and crude benzene, and has maintained all necessary certificates to guarantee operations. Party B has sold approx. 120,000 tons of coke with RMB 156,000,000 in value with profit of approx. RMB 12,000,000 in 2008. And the production of Party B’s wash facilities is 300,000 ton per year including: jig separation washing facilities with production of 90,000 tons per year, with approx. RMB 63,000,000 in sales, and a new DMS coal processing facilities of 210,000 ton production per year, expecting to have approx. RMB150,000,000 in sales.

Both Parties, under friendly negotiations and discussion on increasing capital and cooperative joint venture of Party A’s washing facilities of Hon Shen Coal Co., have reached the following:

1.	Party A and Party B reached a mutual agreement to establish a Chinese-American joint venture on the basis of existing project of the washing facilities. Party A will inject RMB 10,000,000 to Party B’s washing facilities and will own 65% of the equity of the new company, and Party B owns the remaining 35%;

2.	Party A will take two phases: first, Party A is to take 65% of the equity share of Party B’s washing facilities. Then Party A will invest in 65% or more of equity of Party B’s coking facilities. And Party A has priority to invest and increase capital in Party B’s coking facilities.

3.	According to Party B’s development needs, Party A will invest Party B’s washing facilities in cash, the first installment of which is: 1) RMB 1,000,000 will inject into Party B’s bank account within 10 business days after signing the contract (bank account name: Luxi County Hon Shen Coal Co Ltd, account number: 2507071419022110871, receiving bank: Industrial and Commercial Bank of Luxi). Within 30 days after signing the contract, the second installment of another RMB 1,000,000 will be injected into Party B’s account. Thus contributions total RMB 2,000,000 to Party B to start establishing a Sino-foreign cooperative joint venture. In case the Sino-foreign cooperative joint venture cannot be established, Party B will return to Party A’s cash investment with an annual interest rate of 25% every year. Safety of Party A’s cash investment to Party B is also personally guaranteed by Party B’s legal representative (owner), Mr. Wang FuChang.

Within three months after the first installment is made, the second part of contribution of RMB 3,000,000, will be remitted into an account of the Sino-foreign cooperative joint venture. The remaining of RMB 5,000,000 will be funded within one year after the signing the contract. The sum total of the investment is RMB 10,000,000.

4.	To achieve the reciprocal reward, the completion of the financial statement and other pertinent material and the process of the registration of the Sino-foreign cooperation corporation will be made promptly and jointly by both Parties.

5.	Appendix:

	1)	The contract will be void if Party A’s RMB 1,000,000 is not injected within 10 business days after the signing of the contract.

	2)	All issues not included in the contract shall be discussed based on friendly discussions.

	3)	Any disputes, controversies or differences which may arise between the Parties hereto, shall be negotiated between the two Parties in peaceful matter. In case of failure of discussions, the Parties shall seek mediation from related agencies.

	4)	Once signed, this contract is effective as of July 16, 2009.

5)	This contract has four copies; each Party keeps two, each of which has equal authenticity.

Party A: L&L International Holdings, Inc.	Party B: Luxi County Hon Shen Coal Co
Authorized signature:	Legal representative signature:
/s/: Dickson V. Lee	/s/: Wang FuChang

Phone Number: 001- (206) - 624-8065	Phone Number: 0873-6944573
July 16, 2009	July 16, 2009